UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2011

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
	Bowie, Maryland	20716
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Explanatory Note: This amendment on Form 8-K/A is being filed to file the auditor’s consent with respect to certain financial statements of Maryland Bankcorp, Inc., that were filed by Old Line Bancshares, Inc. in its amendment to Current Report on Form 8-K on June 16, 2011, with respect to its acquisition of Maryland Bankcorp, Inc., on April 1, 2011.

Section 9-Finanical Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

23.1	Consent of Reznick Group, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: July 1, 2011	By: /s/Christine M. Rush
Christine M. Rush, Chief Financial Officer